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                                                                Exhibit 23(m)(1)

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

               As amended and restated through September 15, 2005

                Section 1. Seligman TargETFund 2015 (the "Fund") will pay fees to Seligman Advisors, Inc. ("SAI"), the principal underwriter of its shares or any successor entity designated by the Fund (SAI and any such successor is hereinafter collectively referred to as the "Distributor"), for administration, shareholder services and distribution assistance for the Class A, Class B, Class C, Class D and Class R shares of the Fund. As a result, the Fund is adopting this Administration, Shareholder Services and Distribution Plan (the "Plan") pursuant to Section 12(b) of the Investment Company Act of 1940, as amended (the "Act") and Rule 12b-1 thereunder.

                Section 2. Pursuant to this Plan, the Fund may pay to the Distributor (i) a shareholder servicing fee of up to .25% on an annual basis of the average daily net assets of the Fund (payable monthly with respect to Class A, Class B, Class C, Class D and Class R shares), (ii) its Allocable Portion (as defined below) of a distribution fee of .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to the Class B Shares, (iii) a distribution fee of up to .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to Class C and Class D shares, and (iv) a distribution fee of up to .25% on an annual basis, payable monthly of the average daily net assets of the Fund attributable to Class R shares. Such fees will be used in their entirety by the Distributor to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including payment for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the Distributor's costs incurred in connection with its marketing efforts with respect to shares of the Fund. To the extent a Service Organization provides administration, accounting and other shareholder services, payment for which is not required to be made pursuant to a plan meeting the requirements of Rule 12b-1, a portion of the fee paid by the Fund to the Distributor shall be deemed to include an amount to be used to make payments to the Service Organization as compensation for such services. The fees received by the Distributor from the Fund hereunder in respect of the Class A shares may not be used to pay any interest expense, carrying charges or other financing costs, and fees received hereunder may not be used to pay any allocation of overhead of the Distributor. The fees of any particular class of the Fund may not be used to subsidize the sale of shares of any other class. The fees payable by the Distributor to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. Nothing in this Plan shall be construed as requiring the Fund to make any payment to any Service Organization or to have any obligations to any Service Organization in connection with its services in respect of any class of the Fund's shares.

                Section 3. J. & W. Seligman & Co. Incorporated, the Fund's investment manager (the "Manager"), in its sole discretion, may make payments to the Distributor for similar purposes. These payments will be made by the Manager from its own resources, which may include the management fee that the Manager receives from the Fund.

                Section 4. All the terms of this Plan, as amended and restated, apply in respect of all Class B Shares and the Class B Distribution Fees payable in respect of any thereof. This Plan shall continue in effect through December 31 of each year so long as such continuance is specifically approved at least annually by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors (as defined in Section 11 hereof), cast in person at a meeting called for the purpose of voting on such approval.

                Section 5. The Distributor shall provide to the Fund's Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

                Section 6. This Plan may be terminated by the Fund with respect to any class at any time by vote of a majority of the Qualified Directors, or by a vote of a majority of the outstanding voting securities of such class. If this Plan is terminated in respect of a class, no amounts (other than amounts accrued but not yet paid including without limitation the Distributor's Allocable Portion of the Class B Distribution Fee) would be owed by the Fund to the Distributor with respect to such class. Subject to Sections 8 and 9 below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive amounts in respect of its Allocable Portion of the Class B Distribution Fee.

                Section 7. All agreements related to this Plan shall be in writing, and shall be approved by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval, provided, however, that the identity of a particular Service Organization executing any such agreement may be ratified by such a vote within 90 days of such execution. Any agreement related to this Plan shall provide:

        A. That such agreement may be terminated in respect of any class of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the class, on not more than 60 days' written notice to any other party to the agreement; and

        B. That such agreement shall terminate automatically in the event of its assignment.

                Section 8. The Distributor may sell and assign its right to its Allocable Portion of the Class B Distribution Fee to a third party, and such transfer shall be free and clear of any offset or claims the Fund may have against the Distributor; however, the Distributor may not assign its obligation to the Fund. The Fund may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee or its designee.

        Each distribution agreement between the Fund and a Distributor (each a "Distributing Agreement") relating to the Fund's Class B shares shall provide that, notwithstanding anything to the contrary in this Plan or such Distributing
Agreement:

        (i) the Distributor will have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Class B Distribution Fee payable in respect of each Class B share upon the settlement date of the Class B shares taken into account in determining such Distributor's Allocable Portion of the Distribution Fee.

        (ii) the Class B Distribution Fee shall not be terminated or modified with respect to Class B shares (or the assets of the Fund attributable to such Class B shares) that are either (x) issued prior to the date of any termination or modification or (y) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which the Distributor acts as principal distributor which were initially issued prior to the date of such termination or modification or
                (z) issued as a dividend or distribution upon Class B shares issued or attributable to Class B shares initially issued prior to the date of any such termination or modification (the "Pre-Amendment Class B Shares") except:

                (a) to the extent required by a change in the Investment Company Act of 1940 (the "Act"), the rules or regulations under the Act, or the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), in each case enacted, issued or promulgated after May 16, 2001,

                (b) on a basis which does not alter the Distributor's Allocable Portion of the Class B Distribution Fee computed with reference to the Class B shares of the Fund, the Date of Original Issuance (as defined in the Allocation Schedule) of which would be attributed to the Distributor under the Allocation Schedule with reference to such Class B shares, or

                (c) in connection with a "Complete Termination" of this Plan. For purposes of this Plan and each Distributing Agreement relating to Class B shares, a "Complete Termination" means a termination of this Plan in respect of the Class B shares involving the complete cessation of the payment of Class B Distribution Fees in respect of all Class B shares, the termination of the "related agreements" (as such term is defined in Rule 12b-1) in respect of the Class B shares and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules of the NASD) or similar fees in respect of the Fund, any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of the Fund (the Fund and such other mutual funds hereinafter referred to as the "Affected Funds") in respect of the Class B shares and every future class of shares (other than future classes of shares established more than eight years after the date of such termination) which has substantially similar characteristics to the Class B shares (all such classes of shares the "Affected Classes of Shares") of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that (1) the Directors of such Affected Funds, including the Qualified Directors (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the Class B shareholders of such Affected Funds, (2) such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination, and (3) the shareholder servicing fee payable pursuant to Section 2 hereof for compensation to Service Organizations for providing administration, accounting and other shareholder services has also been eliminated.

        (iii) the Fund will not take any action to waive or change any contingent deferred sales charge ("CDSC") in respect of the Class B shares, the Date of Original Issuance of which occurs on or prior to the taking of such action, except as provided in the Fund's prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns, and nothing will terminate the Distributor's right to its Allocable Portion of the CDSCs (including, without limitation, a Complete Termination); and

        (iv) except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor's Allocable Portion of the Class B Distribution Fees and CDSCs payable in respect of the Class B shares of the Fund shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor, provided that the foregoing provisions of this Section 8(iv) shall not limit the rights of the Fund to modify or terminate payments under this Plan as provided in Section 8 with respect to Pre-Amendment Class B Shares or Section 9 with respect to Post-Amendment Class B Shares.

        (v) Until the Distributor has been paid its Allocable Portion of the Class B Distribution Fees in respect of the Class B shares of the Fund, the Fund will not adopt a plan of liquidation in respect of the Class B shares without the consent of the Distributor and its assigns, except if there is a Complete Termination. For purposes of this Plan, the term "Allocable Portion" of the Class B Distribution Fees or CDSCs payable in respect of the Class B shares as applied to any Distributor shall mean the portion of the Class B Distribution Fees or CDSCs payable in respect of such Class B shares of the Fund allocated to such Distributor in accordance with Schedule A attached to this Plan.

                Section 9. Subject to the limitations set forth in Section 8 with respect to Pre-Amendment Class B Shares, this Plan may be amended at any time by Directors of the Fund with respect to Class B shares (and the assets attributable to such Class B shares) which are not Pre-Amendment Class B Shares ("Post-Amendment Class B Shares"); provided that this Plan may not be amended to increase materially the amount of fees permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding voting securities of the relevant class and no material amendment to this Plan shall be approved other than by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval.

                Section 10. The Fund is not obligated to pay any administration, shareholder services or distribution expense in excess of the fee described in
Section 2 hereof, and, in the case of Class A shares, any expenses of administration, shareholder services and distribution of Class A shares of the Fund accrued in one fiscal year of the Fund may not be paid from administration, shareholder services and distribution fees received from the Fund in respect of Class A shares in any other fiscal year.

                Section 11. As used in this Plan, (a) the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission and (b) the term "Qualified Directors" shall mean the Directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan.

                                   SCHEDULE A

                              ALLOCATION PROCEDURES

        The following relates solely to Class B shares.

        SAI's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as SAI shall cease to serve as exclusive distributor of Class B shares; thereafter collections which constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule A.

        Defined terms used in this Schedule A and not otherwise defined herein shall have the meanings assigned to them in the Administration, Shareholder Services and Distribution Plan (the "Plan"), of which this Schedule A is a part. As used herein the following terms shall have the meanings indicated:

        "Commission Share" means each Class B share, which is issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any Class B share issued in connection with a permitted free exchange) and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

        "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

        "Free Share" means each Class B share of the Fund, other than a Commission Share (including, without limitation, any Class B share issued in connection with the reinvestment of dividends or capital gains).

        "Inception Date" means the first date on which the Fund issued Class B shares.

        "Net Asset Value" means the net asset value determined as set forth in the Prospectus of the Fund.

        "Omnibus Share" means a Class B share held in the name of a broker-dealer street account on the records maintained by the transfer agent for the Fund and for which such broker-dealer provides sub-transfer agency services.

PART I: ATTRIBUTION OF CLASS B SHARES

        Class B shares which are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules:

                Commission Shares other than Omnibus Shares

        (a) Commission Shares which are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

        (b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

        (c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules
(a) and (b) above.

                Free Shares:

        Free Shares which are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

                Omnibus Shares:

        Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

        CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

        CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending on whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

        CDSCs Related to the Redemption of Omnibus Shares:

        CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with
Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

        Assuming that the Distribution Fee remains constant over time so that
Part IV hereof does not become operative:

        The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

                                    (A + C)/2
                                    ---------
                                    (B + D)/2

where:

A= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B= The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D= The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

                If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports which allocate the average Net Asset Value of the

Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A= Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B= Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

        If the terms of any Distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change, which change disproportionately reduces, in a manner inconsistent with the intent of this Plan, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

               As amended and restated through September 15, 2005

                Section 1. Seligman TargETFund 2025 (the "Fund") will pay fees to Seligman Advisors, Inc. ("SAI"), the principal underwriter of its shares or any successor entity designated by the Fund (SAI and any such successor is hereinafter collectively referred to as the "Distributor"), for administration, shareholder services and distribution assistance for the Class A, Class B, Class C, Class D and Class R shares of the Fund. As a result, the Fund is adopting this Administration, Shareholder Services and Distribution Plan (the "Plan") pursuant to Section 12(b) of the Investment Company Act of 1940, as amended (the "Act") and Rule 12b-1 thereunder.

                Section 2. Pursuant to this Plan, the Fund may pay to the Distributor (i) a shareholder servicing fee of up to .25% on an annual basis of the average daily net assets of the Fund (payable monthly with respect to Class A, Class B, Class C, Class D and Class R shares), (ii) its Allocable Portion (as defined below) of a distribution fee of .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to the Class B Shares, (iii) a distribution fee of up to .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to Class C and Class D shares, and (iv) a distribution fee of up to .25% on an annual basis, payable monthly of the average daily net assets of the Fund attributable to Class R shares. Such fees will be used in their entirety by the Distributor to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including payment for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the Distributor's costs incurred in connection with its marketing efforts with respect to shares of the Fund. To the extent a Service Organization provides administration, accounting and other shareholder services, payment for which is not required to be made pursuant to a plan meeting the requirements of Rule 12b-1, a portion of the fee paid by the Fund to the Distributor shall be deemed to include an amount to be used to make payments to the Service Organization as compensation for such services. The fees received by the Distributor from the Fund hereunder in respect of the Class A shares may not be used to pay any interest expense, carrying charges or other financing costs, and fees received hereunder may not be used to pay any allocation of overhead of the Distributor. The fees of any particular class of the Fund may not be used to subsidize the sale of shares of any other class. The fees payable by the Distributor to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. Nothing in this Plan shall be construed as requiring the Fund to make any payment to any Service Organization or to have any obligations to any Service Organization in connection with its services in respect of any class of the Fund's shares.

                Section 3. J. & W. Seligman & Co. Incorporated, the Fund's investment manager (the "Manager"), in its sole discretion, may make payments to the Distributor for similar purposes. These payments will be made by the Manager from its own resources, which may include the management fee that the Manager receives from the Fund.

                Section 4. All the terms of this Plan, as amended and restated, apply in respect of all Class B Shares and the Class B Distribution Fees payable in respect of any thereof. This Plan shall continue in effect through December 31 of each year so long as such continuance is specifically approved at least annually by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors (as defined in Section 11 hereof), cast in person at a meeting called for the purpose of voting on such approval.

                Section 5. The Distributor shall provide to the Fund's Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

                Section 6. This Plan may be terminated by the Fund with respect to any class at any time by vote of a majority of the Qualified Directors, or by a vote of a majority of the outstanding voting securities of such class. If this Plan is terminated in respect of a class, no amounts (other than amounts accrued but not yet paid including without limitation the Distributor's Allocable Portion of the Class B Distribution Fee) would be owed by the Fund to the Distributor with respect to such class. Subject to Sections 8 and 9 below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive amounts in respect of its Allocable Portion of the Class B Distribution Fee.

                Section 7. All agreements related to this Plan shall be in writing, and shall be approved by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval, provided, however, that the identity of a particular Service Organization executing any such agreement may be ratified by such a vote within 90 days of such execution. Any agreement related to this Plan shall provide:

        A. That such agreement may be terminated in respect of any class of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the class, on not more than 60 days' written notice to any other party to the agreement; and

        B. That such agreement shall terminate automatically in the event of its assignment.

                Section 8. The Distributor may sell and assign its right to its Allocable Portion of the Class B Distribution Fee to a third party, and such transfer shall be free and clear of any offset or claims the Fund may have against the Distributor; however, the Distributor may not assign its obligation to the Fund. The Fund may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee or its designee.

        Each distribution agreement between the Fund and a Distributor (each a "Distributing Agreement") relating to the Fund's Class B shares shall provide that, notwithstanding anything to the contrary in this Plan or such Distributing
Agreement:

        (i) the Distributor will have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Class B Distribution Fee payable in respect of each Class B share upon the settlement date of the Class B shares taken into account in determining such Distributor's Allocable Portion of the Distribution Fee.

        (ii) the Class B Distribution Fee shall not be terminated or modified with respect to Class B shares (or the assets of the Fund attributable to such Class B shares) that are either (x) issued prior to the date of any termination or modification or (y) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which the Distributor acts as principal distributor which were initially issued prior to the date of such termination or modification or
                (z) issued as a dividend or distribution upon Class B shares issued or attributable to Class B shares initially issued prior to the date of any such termination or modification (the "Pre-Amendment Class B Shares") except:

                (a) to the extent required by a change in the Investment Company Act of 1940 (the "Act"), the rules or regulations under the Act, or the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), in each case enacted, issued or promulgated after May 16, 2001,

                (b) on a basis which does not alter the Distributor's Allocable Portion of the Class B Distribution Fee computed with reference to the Class B shares of the Fund, the Date of Original Issuance (as defined in the Allocation Schedule) of which would be attributed to the Distributor under the Allocation Schedule with reference to such Class B shares, or

                (c) in connection with a "Complete Termination" of this Plan. For purposes of this Plan and each Distributing Agreement relating to Class B shares, a "Complete Termination" means a termination of this Plan in respect of the Class B shares involving the complete cessation of the payment of Class B Distribution Fees in respect of all Class B shares, the termination of the "related agreements" (as such term is defined in Rule 12b-1) in respect of the Class B shares and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules of the NASD) or similar fees in respect of the Fund, any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of the Fund (the Fund and such other mutual funds hereinafter referred to as the "Affected Funds") in respect of the Class B shares and every future class of shares (other than future classes of shares established more than eight years after the date of such termination) which has substantially similar characteristics to the Class B shares (all such classes of shares the "Affected Classes of Shares") of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that (1) the Directors of such Affected Funds, including the Qualified Directors (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the Class B shareholders of such Affected Funds, (2) such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination, and (3) the shareholder servicing fee payable pursuant to Section 2 hereof for compensation to Service Organizations for providing administration, accounting and other shareholder services has also been eliminated.

        (iii) the Fund will not take any action to waive or change any contingent deferred sales charge ("CDSC") in respect of the Class B shares, the Date of Original Issuance of which occurs on or prior to the taking of such action, except as provided in the Fund's prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns, and nothing will terminate the Distributor's right to its Allocable Portion of the CDSCs (including, without limitation, a Complete Termination); and

        (iv) except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor's Allocable Portion of the Class B Distribution Fees and CDSCs payable in respect of the Class B shares of the Fund shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor, provided that the foregoing provisions of this Section 8(iv) shall not limit the rights of the Fund to modify or terminate payments under this Plan as provided in Section 8 with respect to Pre-Amendment Class B Shares or Section 9 with respect to Post-Amendment Class B Shares.

        (v) Until the Distributor has been paid its Allocable Portion of the Class B Distribution Fees in respect of the Class B shares of the Fund, the Fund will not adopt a plan of liquidation in respect of the Class B shares without the consent of the Distributor and its assigns, except if there is a Complete Termination. For purposes of this Plan, the term "Allocable Portion" of the Class B Distribution Fees or CDSCs payable in respect of the Class B shares as applied to any Distributor shall mean the portion of the Class B Distribution Fees or CDSCs payable in respect of such Class B shares of the Fund allocated to such Distributor in accordance with Schedule A attached to this Plan.

                Section 9. Subject to the limitations set forth in Section 8 with respect to Pre-Amendment Class B Shares, this Plan may be amended at any time by Directors of the Fund with respect to Class B shares (and the assets attributable to such Class B shares) which are not Pre-Amendment Class B Shares ("Post-Amendment Class B Shares"); provided that this Plan may not be amended to increase materially the amount of fees permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding voting securities of the relevant class and no material amendment to this Plan shall be approved other than by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval.

                Section 10. The Fund is not obligated to pay any administration, shareholder services or distribution expense in excess of the fee described in
Section 2 hereof, and, in the case of Class A shares, any expenses of administration, shareholder services and distribution of Class A shares of the Fund accrued in one fiscal year of the Fund may not be paid from administration, shareholder services and distribution fees received from the Fund in respect of Class A shares in any other fiscal year.

                Section 11. As used in this Plan, (a) the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission and (b) the term "Qualified Directors" shall mean the Directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan.

                                   SCHEDULE A

                              ALLOCATION PROCEDURES

        The following relates solely to Class B shares.

        SAI's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as SAI shall cease to serve as exclusive distributor of Class B shares; thereafter collections which constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule A.

        Defined terms used in this Schedule A and not otherwise defined herein shall have the meanings assigned to them in the Administration, Shareholder Services and Distribution Plan (the "Plan"), of which this Schedule A is a part. As used herein the following terms shall have the meanings indicated:

        "Commission Share" means each Class B share, which is issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any Class B share issued in connection with a permitted free exchange) and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

        "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

        "Free Share" means each Class B share of the Fund, other than a Commission Share (including, without limitation, any Class B share issued in connection with the reinvestment of dividends or capital gains).

        "Inception Date" means the first date on which the Fund issued Class B shares.

        "Net Asset Value" means the net asset value determined as set forth in the Prospectus of the Fund.

        "Omnibus Share" means a Class B share held in the name of a broker-dealer street account on the records maintained by the transfer agent for the Fund and for which such broker-dealer provides sub-transfer agency services.

PART I: ATTRIBUTION OF CLASS B SHARES

        Class B shares which are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules:

                Commission Shares other than Omnibus Shares

        (a) Commission Shares which are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

        (b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

        (c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules
(a) and (b) above.

                Free Shares:

        Free Shares which are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

                Omnibus Shares:

        Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

        CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

        CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending on whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

        CDSCs Related to the Redemption of Omnibus Shares:

        CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with
Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

        Assuming that the Distribution Fee remains constant over time so that
Part IV hereof does not become operative:

        The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

                                    (A + C)/2
                                    ---------
                                    (B + D)/2

where:

A= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B= The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D= The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

                If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports which allocate the average Net Asset Value of the

Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A= Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B= Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

        If the terms of any Distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change, which change disproportionately reduces, in a manner inconsistent with the intent of this Plan, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

               As amended and restated through September 15, 2005

                Section 1. Seligman TargETFund Core (the "Fund") will pay fees to Seligman Advisors, Inc. ("SAI"), the principal underwriter of its shares or any successor entity designated by the Fund (SAI and any such successor is hereinafter collectively referred to as the "Distributor"), for administration, shareholder services and distribution assistance for the Class A, Class B, Class C, Class D and Class R shares of the Fund. As a result, the Fund is adopting this Administration, Shareholder Services and Distribution Plan (the "Plan") pursuant to Section 12(b) of the Investment Company Act of 1940, as amended (the "Act") and Rule 12b-1 thereunder.

                Section 2. Pursuant to this Plan, the Fund may pay to the Distributor (i) a shareholder servicing fee of up to .25% on an annual basis of the average daily net assets of the Fund (payable monthly with respect to Class A, Class B, Class C, Class D and Class R shares), (ii) its Allocable Portion (as defined below) of a distribution fee of .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to the Class B Shares, (iii) a distribution fee of up to .75% on an annual basis, payable monthly, of the average daily net assets of the Fund attributable to Class C and Class D shares, and (iv) a distribution fee of up to .25% on an annual basis, payable monthly of the average daily net assets of the Fund attributable to Class R shares. Such fees will be used in their entirety by the Distributor to make payments for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including payment for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the Distributor's costs incurred in connection with its marketing efforts with respect to shares of the Fund. To the extent a Service Organization provides administration, accounting and other shareholder services, payment for which is not required to be made pursuant to a plan meeting the requirements of Rule 12b-1, a portion of the fee paid by the Fund to the Distributor shall be deemed to include an amount to be used to make payments to the Service Organization as compensation for such services. The fees received by the Distributor from the Fund hereunder in respect of the Class A shares may not be used to pay any interest expense, carrying charges or other financing costs, and fees received hereunder may not be used to pay any allocation of overhead of the Distributor. The fees of any particular class of the Fund may not be used to subsidize the sale of shares of any other class. The fees payable by the Distributor to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. Nothing in this Plan shall be construed as requiring the Fund to make any payment to any Service Organization or to have any obligations to any Service Organization in connection with its services in respect of any class of the Fund's shares.

                Section 3. J. & W. Seligman & Co. Incorporated, the Fund's investment manager (the "Manager"), in its sole discretion, may make payments to the Distributor for similar purposes. These payments will be made by the Manager from its own resources, which may include the management fee that the Manager receives from the Fund.

                Section 4. All the terms of this Plan, as amended and restated, apply in respect of all Class B Shares and the Class B Distribution Fees payable in respect of any thereof. This Plan shall continue in effect through December 31 of each year so long as such continuance is specifically approved at least annually by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors (as defined in Section 11 hereof), cast in person at a meeting called for the purpose of voting on such approval.

                Section 5. The Distributor shall provide to the Fund's Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

                Section 6. This Plan may be terminated by the Fund with respect to any class at any time by vote of a majority of the Qualified Directors, or by a vote of a majority of the outstanding voting securities of such class. If this Plan is terminated in respect of a class, no amounts (other than amounts accrued but not yet paid including without limitation the Distributor's Allocable Portion of the Class B Distribution Fee) would be owed by the Fund to the Distributor with respect to such class. Subject to Sections 8 and 9 below, any amendment or termination of this Plan shall not affect the rights of the Distributor to receive amounts in respect of its Allocable Portion of the Class B Distribution Fee.

                Section 7. All agreements related to this Plan shall be in writing, and shall be approved by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval, provided, however, that the identity of a particular Service Organization executing any such agreement may be ratified by such a vote within 90 days of such execution. Any agreement related to this Plan shall provide:

        A. That such agreement may be terminated in respect of any class of the Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the class, on not more than 60 days' written notice to any other party to the agreement; and

        B. That such agreement shall terminate automatically in the event of its assignment.

                Section 8. The Distributor may sell and assign its right to its Allocable Portion of the Class B Distribution Fee to a third party, and such transfer shall be free and clear of any offset or claims the Fund may have against the Distributor; however, the Distributor may not assign its obligation to the Fund. The Fund may agree, at the request of the Distributor, to pay the Allocable Portion of the Distribution Fee directly to the third party transferee or its designee.

        Each distribution agreement between the Fund and a Distributor (each a "Distributing Agreement") relating to the Fund's Class B shares shall provide that, notwithstanding anything to the contrary in this Plan or such Distributing
Agreement:

        (i) the Distributor will have performed all services required to be performed in order to be entitled to receive its Allocable Portion of the Class B Distribution Fee payable in respect of each Class B share upon the settlement date of the Class B shares taken into account in determining such Distributor's Allocable Portion of the Distribution Fee.

        (ii) the Class B Distribution Fee shall not be terminated or modified with respect to Class B shares (or the assets of the Fund attributable to such Class B shares) that are either (x) issued prior to the date of any termination or modification or (y) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which the Distributor acts as principal distributor which were initially issued prior to the date of such termination or modification or
                (z) issued as a dividend or distribution upon Class B shares issued or attributable to Class B shares initially issued prior to the date of any such termination or modification (the "Pre-Amendment Class B Shares") except:

                (a) to the extent required by a change in the Investment Company Act of 1940 (the "Act"), the rules or regulations under the Act, or the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), in each case enacted, issued or promulgated after May 16, 2001,

                (b) on a basis which does not alter the Distributor's Allocable Portion of the Class B Distribution Fee computed with reference to the Class B shares of the Fund, the Date of Original Issuance (as defined in the Allocation Schedule) of which would be attributed to the Distributor under the Allocation Schedule with reference to such Class B shares, or

                (c) in connection with a "Complete Termination" of this Plan. For purposes of this Plan and each Distributing Agreement relating to Class B shares, a "Complete Termination" means a termination of this Plan in respect of the Class B shares involving the complete cessation of the payment of Class B Distribution Fees in respect of all Class B shares, the termination of the "related agreements" (as such term is defined in Rule 12b-1) in respect of the Class B shares and the complete cessation of the payment of any asset based sales charge (within the meaning of the Conduct Rules of the NASD) or similar fees in respect of the Fund, any successor mutual fund or any mutual fund acquiring a substantial portion of the assets of the Fund (the Fund and such other mutual funds hereinafter referred to as the "Affected Funds") in respect of the Class B shares and every future class of shares (other than future classes of shares established more than eight years after the date of such termination) which has substantially similar characteristics to the Class B shares (all such classes of shares the "Affected Classes of Shares") of such Affected Funds taking into account the manner of payment and amount of asset based sales charge, CDSC or other similar charges borne directly or indirectly by the holders of such shares; provided that (1) the Directors of such Affected Funds, including the Qualified Directors (as defined below) of the Affected Funds, shall have determined that such termination is in the best interest of such Affected Funds and the Class B shareholders of such Affected Funds, (2) such termination does not alter the CDSC as in effect at the time of such termination applicable to Commission Shares of the Fund, the Date of Original Issuance of which occurs on or prior to such termination, and (3) the shareholder servicing fee payable pursuant to Section 2 hereof for compensation to Service Organizations for providing administration, accounting and other shareholder services has also been eliminated.

        (iii) the Fund will not take any action to waive or change any contingent deferred sales charge ("CDSC") in respect of the Class B shares, the Date of Original Issuance of which occurs on or prior to the taking of such action, except as provided in the Fund's prospectus or statement of additional information on the date such Commission Share was issued, without the consent of the Distributor or its assigns, and nothing will terminate the Distributor's right to its Allocable Portion of the CDSCs (including, without limitation, a Complete Termination); and

        (iv) except as provided in (ii) above and notwithstanding anything to the contrary in this Plan or the Agreement, the Fund's obligation to pay the Distributor's Allocable Portion of the Class B Distribution Fees and CDSCs payable in respect of the Class B shares of the Fund shall be absolute and unconditional and shall not be subject to any dispute, offset, counterclaim or any defense whatsoever, at law or equity, including, without limitation, any of the foregoing based on the insolvency or bankruptcy of the Distributor, provided that the foregoing provisions of this Section 8(iv) shall not limit the rights of the Fund to modify or terminate payments under this Plan as provided in Section 8 with respect to Pre-Amendment Class B Shares or Section 9 with respect to Post-Amendment Class B Shares.

        (v) Until the Distributor has been paid its Allocable Portion of the Class B Distribution Fees in respect of the Class B shares of the Fund, the Fund will not adopt a plan of liquidation in respect of the Class B shares without the consent of the Distributor and its assigns, except if there is a Complete Termination. For purposes of this Plan, the term "Allocable Portion" of the Class B Distribution Fees or CDSCs payable in respect of the Class B shares as applied to any Distributor shall mean the portion of the Class B Distribution Fees or CDSCs payable in respect of such Class B shares of the Fund allocated to such Distributor in accordance with Schedule A attached to this Plan.

                Section 9. Subject to the limitations set forth in Section 8 with respect to Pre-Amendment Class B Shares, this Plan may be amended at any time by Directors of the Fund with respect to Class B shares (and the assets attributable to such Class B shares) which are not Pre-Amendment Class B Shares ("Post-Amendment Class B Shares"); provided that this Plan may not be amended to increase materially the amount of fees permitted pursuant to Section 2 hereof without the approval of a majority of the outstanding voting securities of the relevant class and no material amendment to this Plan shall be approved other than by vote of a majority of both (a) the Directors of the Fund and (b) the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval.

                Section 10. The Fund is not obligated to pay any administration, shareholder services or distribution expense in excess of the fee described in
Section 2 hereof, and, in the case of Class A shares, any expenses of administration, shareholder services and distribution of Class A shares of the Fund accrued in one fiscal year of the Fund may not be paid from administration, shareholder services and distribution fees received from the Fund in respect of Class A shares in any other fiscal year.

                Section 11. As used in this Plan, (a) the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission and (b) the term "Qualified Directors" shall mean the Directors of the Fund who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan.

                                   SCHEDULE A

                              ALLOCATION PROCEDURES

        The following relates solely to Class B shares.

        SAI's Allocable Portion of Distribution Fees and CDSCs in respect of Class B shares shall be 100% until such time as SAI shall cease to serve as exclusive distributor of Class B shares; thereafter collections which constitute CDSCs and Distribution Fees relating to Class B shares shall be allocated among the Distributor and any successor distributor ("Successor Distributor") in accordance with this Schedule A.

        Defined terms used in this Schedule A and not otherwise defined herein shall have the meanings assigned to them in the Administration, Shareholder Services and Distribution Plan (the "Plan"), of which this Schedule A is a part. As used herein the following terms shall have the meanings indicated:

        "Commission Share" means each Class B share, which is issued under circumstances which would normally give rise to an obligation of the holder of such share to pay a CDSC upon redemption of such share (including, without limitation, any Class B share issued in connection with a permitted free exchange) and any such share shall continue to be a Commission Share of the applicable Fund prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion of such share, even though the obligation to pay the CDSC may have expired or conditions for waivers thereof may exist.

        "Date of Original Issuance" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

        "Free Share" means each Class B share of the Fund, other than a Commission Share (including, without limitation, any Class B share issued in connection with the reinvestment of dividends or capital gains).

        "Inception Date" means the first date on which the Fund issued Class B shares.

        "Net Asset Value" means the net asset value determined as set forth in the Prospectus of the Fund.

        "Omnibus Share" means a Class B share held in the name of a broker-dealer street account on the records maintained by the transfer agent for the Fund and for which such broker-dealer provides sub-transfer agency services.

PART I: ATTRIBUTION OF CLASS B SHARES

        Class B shares which are outstanding from time to time, shall be attributed to the Distributor and each Successor Distributor in accordance with the following rules:

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


                Commission Shares other than Omnibus Shares

        (a) Commission Shares which are not Omnibus Shares ("Non-Omnibus Commission Shares") attributed to the Distributor shall be those Non-Omnibus Commission Shares the date of Original Issuance of which occurred on or after the Inception Date of the applicable Fund and on or prior to the date the Distributor ceased to be exclusive distributor of Class B shares of the Fund.

        (b) Non-Omnibus Commission Shares attributable to each Successor Distributor shall be those Non-Omnibus Commission Shares the Date of Original Issuance of which occurs after the date such Successor Distributor became the exclusive distributor of Class B shares of the Fund and on or prior to the date such Successor Distributor ceased to be the exclusive distributor of Class B shares of the Fund.

        (c) A Non-Omnibus Commission Share of a Fund issued in consideration of the investment of proceeds of the redemption of a Non-Omnibus Commission Share of another Fund (the "Redeeming Fund") in connection with a permitted free exchange, is deemed to have a Date of Original Issuance identical to the Date of Original Issuance of the Non-Omnibus Commission Share of the Redeeming Fund and any such Commission Share will be attributed to the Distributor or Successor Distributor based upon such Date of Original Issuance in accordance with rules
(a) and (b) above.

                Free Shares:

        Free Shares which are not Omnibus Shares ("Non-Omnibus Free Shares") of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of a Fund outstanding on such date are attributed to each on such date; provided that if the Distributor and its transferees reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for such Non-Omnibus Free Shares, then such Free Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

                Omnibus Shares:

        Omnibus Shares of a Fund outstanding on any date shall be attributed to the Distributor or a Successor Distributor, as the case may be, in the same proportion that the Non-Omnibus Commission Shares of the applicable Fund outstanding on such date are attributed to it on such date; provided that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the Omnibus Shares shall be allocated pursuant to clause 1(a), (b) and (c) above.

PART II: ALLOCATION OF CDSCs

        CDSCs Related to the Redemption of Non-Omnibus Commission Shares:

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


        CDSCs in respect of the redemption of Non-Omnibus Commission Shares shall be allocated to the Distributor or a Successor Distributor depending on whether the related redeemed Commission Share is attributable to the Distributor or such Successor Distributor, as the case may be, in accordance with Part I above.

        CDSCs Related to the Redemption of Omnibus Shares:

        CDSCs in respect of the redemption of Omnibus Shares shall be allocated to the Distributor or a Successor Distributor in the same proportion that CDSCs related to the redemption of Commission Shares are allocated to each thereof; provided, that if the Distributor reasonably determines that the transfer agent is able to produce monthly reports which track the Date of Original Issuance for the Omnibus Shares, then the CDSCs in respect of the redemption of Omnibus Shares shall be allocated among the Distributor and any Successor Distributor depending on whether the related redeemed Omnibus Share is attributable to the Distributor or a Successor Distributor, as the case may be, in accordance with
Part I above.

PART III: ALLOCATION OF DISTRIBUTION FEE

        Assuming that the Distribution Fee remains constant over time so that
Part IV hereof does not become operative:

        The portion of the aggregate Distribution Fee accrued in respect of all Class B shares of a Fund during any calendar month allocable to the Distributor or a Successor Distributor is determined by multiplying the total of such Distribution Fee by the following fraction:

                                    (A + C)/2
                                    ---------
                                    (B + D)/2

where:

A= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the beginning of such calendar month

B= The aggregate Net Asset Value of all Class B shares of a Fund at the beginning of such calendar month

C= The aggregate Net Asset Value of all Class B shares of a Fund attributed to the Distributor or such Successor Distributor, as the case may be, and outstanding at the end of such calendar month

D= The aggregate Net Asset Value of all Class B shares of a Fund at the end of such calendar month

        If the Distributor reasonably determines that the transfer agent is able to produce automated monthly reports which allocate the average Net Asset Value of the

Commission Shares (or all Class B shares if available) of a Fund among the Distributor and any Successor Distributor in a manner consistent with the methodology detailed in Part I and Part III(1) above, the portion of the Distribution Fee accrued in respect of all such Class B shares of a Fund during a particular calendar month will be allocated to the Distributor or a Successor Distributor by multiplying the total of such Distribution Fee by the following fraction:

                                     (A)/(B)

where:

A= Average Net Asset Value of all such Class B shares of a Fund for such calendar month attributed to the Distributor or a Successor Distributor, as the case may be

B= Total average Net Asset Value of all such Class B shares of a Fund for such calendar month

PART IV: ADJUSTMENT OF THE DISTRIBUTOR'S ALLOCABLE PORTION AND EACH SUCCESSOR DISTRIBUTOR'S ALLOCABLE PORTION

        If the terms of any Distributor's contract, any distribution plan, any prospectus, the Conduct Rules or any other applicable law change, which change disproportionately reduces, in a manner inconsistent with the intent of this Plan, the amount of the Distributor's Allocable Portion or any Successor Distributor's Allocable Portion had no such change occurred, the definitions of the Distributor's Allocable Portion and/or the Successor Distributor's Allocable Portion in respect of the Class B shares relating to a Fund shall be adjusted by agreement among the relevant parties; provided, however, if the Distributor, the Successor Distributor and the Fund cannot agree within thirty (30) days after the date of any such change in applicable laws or in any distributor's contract, distribution plan, prospectus or the Conduct Rules, they shall submit the question to arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and the decision reached by the arbitrator shall be final and binding on each of them.

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